UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 17, 2013

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10948	59-2663954
(State or other jurisdiction of incorporation or organization)	Commission File number	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (561) 438-4800

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 17, 2013 Office Depot, Inc. (the “Company”) announced that its board of directors had set August 21, 2013 as the date of its annual meeting of shareholders and the close of business on July 11, 2013, as the record date for determining the shareholders entitled to receive notice of and entitled to vote at the 2013 annual meeting of shareholders. In addition to this announcement, the Company will separately send notice and proxy materials to shareholders of record.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Company’s press release dated June 17, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit.

99.1	Press Release of Office Depot, dated June 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: June 17, 2013	By:	/S/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release of Office Depot, dated June 17, 2013.